April 7, 1998

     Supplement to the Current Statement of Additional Information
                        for the Following Funds:

       Delaware Group Equity Funds I, Inc., Delaware Group Equity Funds II, Inc., Delaware Group Equity Funds III, Inc., Delaware
      Group Equity Funds IV, Inc., Delaware Group Equity Funds V,
        Inc., Delaware Group Income Funds, Inc., Delaware Group Government Fund, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Money Fund, Inc., Delaware Group Tax-Free Fund, Inc.,
      Delaware Group Global & International Funds, Inc., Delaware Group Adviser Funds, Inc., Delaware Group Foundation Funds,
         Voyageur Funds, Inc., Voyageur Mutual Funds III, Inc.


 The following supplements the Statement of Additional
 Information:

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders in addition to Delaware Service Company, Inc. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.